UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 19, 2008
Conexant Systems, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-24923	25-1799439

(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

4000 MacArthur Boulevard,
Newport Beach, California		92660

(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: 949-483-4600
Not Applicable
Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On June 19, 2008 the Company’s Board of Directors appointed two new Directors as members of its Board and at the same time changed the size of its Board from seven to eight. The new Directors are Messrs. William E. Bendush and Matthew E. Massengill.
Mr. Bendush, 59, will serve as Chairman of the Company’s Audit Committee and will sit on the Board Governance and Composition Committee.  Most recently, he was Senior Vice President and Chief Financial Officer at Applied Micro Circuits Corporation.  Prior to that, he served in the same capacity at Silicon Systems, Inc. for 15 years.  Previously, he held senior financial management positions at AM International, Inc. and Gulf & Western Industries, Inc.  Mr. Bendush also worked in finance-related positions at Gould, Inc. and Blackman, Kallick & Company, CPA’s.  He is currently a member of the Board of Directors at Microsemi Corporation and is a former director of Smartflex Systems, Inc.  Mr. Bendush earned a bachelor’s degree in accounting from Northern Illinois University and is a certified public accountant.
Mr. Massengill, 47, has spent 22 years with Western Digital Corporation, serving most recently as Chairman of the Board and Chief Executive Officer. Prior to joining Western Digital, Mr. Massengill spent three years with the Ford Aerospace and Communications Corporation as a research engineer. Mr. Massengill currently serves on the Boards of Western Digital and Microsemi Corporation. In addition, he is a Director of the Orange County Technology Action Network (OCTANe), the South Coast Repertory, and THINK Together. Mr. Massengill earned a BSEE degree from Purdue University.
Mr. Bendush has been designated as a Class II Director, to serve until the Company’s 2010 Annual Meeting of Shareholders or until his successor is duly elected and qualified. Mr. Bendush will serve as Chairman of the Board’s Audit Committee and will sit on the Board’s Governance and Composition Committee.

Mr. Massengill has been designated as a Class III Director, to serve until the Company’s 2011 Annual Meeting of Shareholders or until his successor is duly elected and qualified. Mr. Massengill will sit on the Board's Governance and Composition Committee and Compensation and Management Development Committee.
Messrs. Bendush and Massengill will receive the Company’s current compensation package for non-employee directors.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.
99.1	Press release of the Company dated June 23, 2008.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONEXANT SYSTEMS, INC.
By:	/s/ Mark D. Peterson
	Name:	Mark D. Peterson
	Title:	Senior Vice President, Chief Legal Officer and Secretary

Date: June 23, 2008

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Press release of the Company dated June 23, 2008

6